INTANGIBLE ASSETS, NET - Estimated aggregate amortization expense (Details) ¥ in Thousands, $ in Thousands	Dec. 31, 2021 CNY (¥)	Dec. 31, 2021 USD ($)	Dec. 31, 2020 CNY (¥)
Expected amortization expense
Intangible aseets, net	¥ 8,857	$ 1,390	¥ 4,596
Purchased software and Medical License Intangibles
Expected amortization expense
2022	1,595
2023	1,447
2024	1,447
2025	1,447
2026	1,447
Thereafter	1,474
Intangible aseets, net	¥ 8,857